March 1, 1996


                  DREYFUS EDISON ELECTRIC INDEX FUND, INC.
                          Supplement to Prospectus
                             Dated March 1, 1996

     The Fund's Board of Directors has approved, as being in the best interest of shareholders, a plan to liquidate the Fund and distribute to shareholders the assets of the Fund and to close out Fund shareholder accounts. The liquidation of the Fund is expected to occur on or about April 26, 1996. In anticipation of the liquidation, effective on April 12, 1996 the Fund will be closed to any new or subsequent investments.































pstkr.763